UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

COLISEUM ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 19, 2024

Coliseum Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40514	98-1583230
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 North Town Center Drive, Suite 100

Las Vegas, NV 89144

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (702) 781-4313

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.001 per share, and one-third of one redeemable warrant	MITAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.001 per share	MITA	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	MITAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, Coliseum Acquisition Corp. (the “Company”) has scheduled an extraordinary general meeting (the “Meeting”) to be held at the offices of White & Case LLP at 10:00 a.m. on September 20, 2024, to seek shareholder approval of an amendment to the Company’s amended and restated memorandum and articles of association to extend (the “Extension”) the date by which the Company must consummate an initial business combination from September 25, 2024 to October 25, 2024 and to allow the Company, without another shareholder vote, by resolution of the Company’s board of directors, to elect to further extend such date up to two times for an additional one month each time, until up to December 25, 2024, provided that Berto LLC or its affiliate or designee deposits into the trust account established in connection with the Company’s initial public offering, as a loan, (i) on or before September 25, 2024, with respect to the initial extension, the lesser of (x) $50,000 and (y) $0.04 multiplied by the number of public shares then outstanding, and (ii) one business day following the public announcement by the Company disclosing that the board of directors has determined to implement an additional monthly extension, with respect to each such additional extension, the lesser of (x) $50,000 and (y) $0.04 multiplied by the number of public shares then outstanding, up to a maximum aggregate contribution amount of $150,000 if all monthly extensions are exercised.

The redemption deadline in connection with the Extension was 5:00 p.m. on September 18, 2024. An aggregate of 1,289,249 shares were submitted for redemption prior to the redemption deadline out of 2,876,361 public shares then outstanding, which would result in an aggregate of 1,587,112 publicly held shares remaining after redemptions.

The Company has determined to allow redemption reversals so that no more than 2,000,000 shares remain in the public float following redemptions. Shareholders may withdraw redemptions at any time until the vote is taken with respect to the Extension. Shareholders may request to reverse their redemption by contacting the Company’s transfer agent, Continental Stock Transfer & Trust Company, at One State Street, 30th Floor, New York, New York 10004 (e-mail: spacredemptions@continentalstock.com).

Additional Information and Where to Find It

The Company has filed with the Securities and Exchange Commission (“SEC”) a definitive proxy statement (the “Proxy Statement”) to be used at the Meeting, and has mailed the Proxy Statement to its shareholders of record as of August 23, 2024. Investors and security holders of the Company are advised to read the Proxy Statement and any amendments thereto, because these documents contain important information about the Meeting and the Company. Shareholders will also be able to obtain copies of the Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to the Company’s proxy solicitor, Sodali & Co, at 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, Toll-Free (800) 662-5200 or (203) 658-9400, Email: MITA.info@investor.sodali.com, or to the Company at Coliseum Acquisition Corp., 1180 North Town Center Drive, Suite 100, Las Vegas, NV 89144.

Participants in the Solicitation

The Company and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the Meeting under the rules of the SEC. Information about the directors and executive officers of the Company and a description of their interests in the Company are set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on April 5, 2024 (the “Annual Report”) and the definitive Proxy Statement, which was filed with the SEC on September 3, 2024. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

Certain statements made in this Current Report are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the inability of the Company to consummate a business combination within the time provided in the Company’s amended and restated memorandum and articles of association; the level of redemptions made by the Company’s shareholders in connection with the Meeting and its impact on the amount of funds available in the Company’s trust account to complete an initial business combination; and those factors discussed in the Annual Report under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLISEUM ACQUISITION CORP.

Date: September 19, 2024	By:	/s/ Harry You
	Name:	Harry You
	Title:	Executive Chairman